EXHIBIT 10.4

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (“Agreement”), dated as of December 2, 2015 is made by Graham Corporation, a Delaware corporation (the “Borrower”), and the undersigned subsidiaries of the Borrower (each, a “Grantor” and collectively, the “Grantors”), in favor of JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Credit Agreement, dated as of December 2, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders, the Administrative Agent and the other parties thereto.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, in connection with the Credit Agreement the Grantors have executed and delivered a Pledge and Security Agreement dated as of December 2, 2015 in favor of the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, the Grantors pledged and granted to the Administrative Agent for the benefit of the Secured Parties a continuing security interest in all Intellectual Property, including the Trademarks; and

WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders to enter into the Credit Agreement, each Grantor agrees, for the benefit of the Administrative Agent and the Lenders, as follows:

SECTION 1.      Definitions.    Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Security Agreement.

SECTION 2.      Grant of Security Interest.    Each Grantor hereby pledges and grants a continuing security interest in, and a right of setoff against, and agrees to assign, transfer and convey, upon demand made upon the occurrence and during the continuance of an Event of Default without requiring further action by either party and to be effective upon such demand, (i) all of such Grantor’s right, title and interest in, to and under the Trademarks owned by such Grantor (including, without limitation, those items listed on Schedule A hereto), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by the foregoing, (iv) the right to sue for past, present and future infringement, dilution, or other violation of any of the foregoing or for any injury to goodwill (collectively, the “Trademark Collateral”), and (v) all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit, to the Administrative Agent for the benefit of the Secured Parties to secure payment, performance and observance of the Obligations.

;

SECTION 3.     Purpose.    This Agreement has been executed and delivered by each Grantor for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office. The security interest granted hereby has been granted to the Administrative Agent for the benefit of the Secured Parties in connection with the Security Agreement and is expressly subject to the terms and conditions thereof. The Security Agreement (and all rights and remedies of the Lenders thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4.     Authorization to Supplement.   If any Grantor shall obtain rights to any new Trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. Such Grantor shall give notice in writing to Administrative Agent in accordance with the terms of the Security Agreement with respect to any such new Trademarks or renewal or extension of any Trademark registration. Without limiting such Grantor’s obligations under this Section, such Grantor hereby authorizes the Administrative Agent unilaterally to modify this Trademark Security Agreement by amending Schedule A to include any such new Trademark rights of such Grantor. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule A shall in any way affect, invalidate or detract from the Administrative Agent’s continuing security interest in all Trademark Collateral, whether or not listed on Schedule A.

SECTION 5.     Applicable Law.    THIS TRADEMARK SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 7 OF THE SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

SECTION 6.     Acknowledgment.   Each Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Parties with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Credit Agreement and the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall govern.

SECTION 7.     Counterparts.    This Agreement may be executed in any number of counterparts and delivered via facsimile or other electronic format, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

GRANTORS:

GRAHAM CORPORATION, a Delaware corporation

By: /s/ Jeffrey Glajch
Name:	Jeffrey Glajch
Title:	Chief Financial Officer

ENERGY STEEL & SUPPLY CO., a Michigan corporation

By: /s/ Jeffrey Glajch
Name: Jeffrey Glajch
Title: Chief Financial Officer

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders

By: /s/ Philip M. Hendrix
Name:	Philip M. Hendrix
Title:	Vice President and Authorized Officer

SCHEDULE A

U.S. Trademark Registrations and Applications

TRADEMARKS

Name of Grantor	Trademark	Registration Date	Registration Number	Country
Graham Corporation	GRAHAM	11/18/1997	2,113,725	US
Graham Corporation		12/23/1997	2,123,101	US
Graham Corporation		11/20/2007	3,339,668	US
Graham Corporation	GRAHAM PRECISION PUMPS	7/7/1998	2,171,065	US
Graham Corporation	GRAHAM VACUUM AND HEAT TRANSFER	7/7/1998	2,171,070	US
Graham Corporation	HELIFLOW	4/8/2003	2,704,853	US
Graham Corporation	MICROMAX	6/17/2008	3,450,764	US
Graham Corporation	MICROMIX	11/18/1958	669,905	US
Graham Corporation	SEALCOOL	8/8/2000	2,375,893	US
Graham Corporation	ULTRAHEAT	10/23/2007	3,319,469	US
Graham Corporation	VACADEMICS	9/24/2002	2,626,331	US
Graham Corporation	VACWORKS	11/30/1999	2,296,884	US
Graham Corporation	G Logo	10/06/2006	004596011	CTM
Graham Corporation	GRAHAM	000486845	01/16/200	CTM
Graham Corporation	GRAHAM	004586467	11/27/2006	CTM
Graham Corporation	GRAHAM & DESIGN	000486852	3/3/1997	CTM
Graham Corporation	GRAHAM ENGINEERING ANSWERS & DESIGN (Class 07)	5288202	4/14/2006	CN
Graham Corporation	GRAHAM ENGINEERING ANSWERS & DESIGN (Class 37)	5288203	4/14/2006	CN
Graham Corporation	GRAHAM ENGINEERING ANSWERS & DESIGN (Class 40)	5288204	4/14/2006	CN
Graham Corporation	GRAHAM ENGINEERING ANSWERS & DESIGN (Class 42)	5288205	4/14/2006	CN
Graham Corporation	GRAHAM ENGINEERING & DESIGN	005290275	8/23/2007	CTM
Graham Corporation	GRAHAM ENGINEERING ANSWERS & DESIGN	1502414	11/08/2006	IN
Graham Corporation	GRAHAM ENGINEERING ANSWERS & DESIGN (Class 07)	992949	07/23/2007	MX
Graham Corporation	GRAHAM ENGINEERING ANSWERS & DESIGN (Class 37)	971079	01/30/2007	MX

Graham Corporation	GRAHAM ENGINEERING ANSWERS & DESIGN (Class 40)	971080	01/30/2007	MX
Graham Corporation	GRAHAM ENGINEERING ANSWERS & DESIGN (Class 42)	971081	01/30/2007	MX
Graham Corporation	GRAHAM ENGINEERING ANSWERS & DESIGN (Class 11)	848887	04/17/2007	MX
Graham Corporation	GRAHAM VACUUM AND HEAT TRANSFER & DESIGN (Class 07)	5288206	04/14/2006	CN
Graham Corporation	GRAHAM VACUUM AND HEAT TRANSFER & DESIGN (Class 37)	5288207	04/14/2006	CN
Graham Corporation	GRAHAM VACUUM AND HEAT TRANSFER & DESIGN (Class 40)	5288208	04/14/2006	CN
Graham Corporation	GRAHAM VACUUM AND HEAT TRANSFER & DESIGN (Class 42)	5288209	04/14/2006	CN
Graham Corporation	GVHT (Class 07)	5288210	04/14/2006	CN
Graham Corporation	GVHT (Class 37)	5288211	04/14/2006	CN
Graham Corporation	GVHT (Class 40)	5288186	04/14/2006	CN
Graham Corporation	GVHT (Class 42)	5288187	04/14/2006	CN
Graham Corporation	GVHT (Class 11)	5882574	02/01/2007	CN
Graham Corporation	HELIFLOW	736590	12/01/2003	BX
Graham Corporation	HELIFLOW	TMA169350	05/22/1970	CA
Graham Corporation	HELIFLOW	977506	07/27/1987	DE
Graham Corporation	HELIFLOW	226805	01/08/2003	IE
Graham Corporation	HELIFLOW	2320120	01/08/2003	UK
Graham Corporation	MICROMAX	TMA631,364	01/27/2005	CA
Graham Corporation	MICROMIX	TMA169351	05/22/1970	CA

TRADEMARK APPLICATIONS

None.